UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2016 (April 11, 2016)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.

Aircastle Limited (“Aircastle” or the “Company”) (NYSE: AYR) announced that it completed a $120 million senior unsecured term loan with a group of seven Japanese financial institutions led by Development Bank of Japan, which served both as the transaction arranger and lender. The loan has a three year term, and it will provide working capital for general corporate purposes, including aircraft acquisitions.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1 Press Release dated April 11, 2016 is being furnished hereto pursuant to Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED

(Registrant)

/s/ Michael Inglese

Michael Inglese

Chief Financial Officer

Date: April 11, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 11, 2016